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                                                                   EXHIBIT 10.18

                                AMENDMENT TO THE
              TELEMATE.NET SOFTWARE, INC. 1999 STOCK INCENTIVE PLAN


         THIS AMENDMENT TO THE TELEMATE.NET SOFTWARE, INC. 1999 STOCK INCENTIVE PLAN (the "Amendment") is made effective as of the 19th day of April, 2000, by TELEMATE.NET SOFTWARE, INC., a corporation organized under and doing business under the laws of the State of Georgia (the "Company"). All capitalized terms in this Amendment have the meaning ascribed to such term as in the Telemate.Net Software, Inc. 1999 Stock Incentive Plan (the "Plan"), unless otherwise stated herein.

         Pursuant to the authority conferred upon the Company by the Company's shareholders in a meeting held on May 31, 2000, the Plan is hereby amended as follows:

                  Section 3 of the Plan is amended by deleting the first sentence thereof in its entirety and substituting therefor the following new sentence: "The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed Two Million, Fifty-Five Thousand, Three Hundred and Eighty-Four (2,055,384), as adjusted pursuant to Section 11."

         Except as specifically amended by this Amendment, the Plan shall remain in full force and effect as prior to this Amendment.

         IN WITNESS WHEREOF, the Company has caused this AMENDMENT TO THE TELEMATE.NET SOFTWARE, INC. 1999 STOCK INCENTIVE PLAN to be executed, effective as of the 19th day of April, 2000.

                                     TELEMATE.NET SOFTWARE, INC.


                                     By:            /s/ Richard L. Mauro
                                           -------------------------------------
                                           Name:    Richard L. Maruo
                                                --------------------------------
                                           Title:   CEO and President
                                                 -------------------------------